UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C.  20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  February 13, 2004

EARTHLINK, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-15605	58-2511877
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1375 Peachtree Street, NW
Atlanta, Georgia  30309

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: 404-815-0770

Item 5.  Other Events and Regulation FD Disclosure

EarthLink, Inc. is filing this 8-K to incorporate by reference financial statements included as exhibits hereto into previously filed registration statements filed under the Securities Act of 1933, as amended.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(a)           Financial Statements of Business Acquired.

The audited consolidated financial statements and related notes of PeoplePC Inc. and subsidiaries as of December 31, 2001 and 2000, and for the years ended December 31, 2001 and 2000 and for the period from March 2, 1999 (date of inception) to December 31, 1999 are attached as Exhibit 99.1.

The unaudited condensed consolidated financial statements of PeoplePC Inc. and subsidiaries for the quarter ended March 31, 2002 are attached as Exhibit 99.2.

(b)           Pro Forma Financial Information.

The unaudited pro forma condensed combined statement of operations and related notes of EarthLink, Inc. for the year ended December 31, 2002 are attached as Exhibit 99.3.

(c)           Exhibits.

Exhibit No.	Description

23.1	Consent of Independent Accountants

99.1

Audited consolidated financial statements and related notes of PeoplePC Inc. and subsidiaries as of December 31, 2001 and 2000, and for the years ended December 31, 2001 and 2000 and for the period from March 2, 1999 (date of inception) to December 31, 1999

99.2	Unaudited condensed consolidated financial statements of PeoplePC Inc. and subsidiaries for the quarter ended March 31, 2002

99.3	Unaudited pro forma condensed combined statement of operations and related notes of EarthLink, Inc. for the year ended December 31, 2002

Exhibits

Exhibit No.	Description

23.1	Consent of Independent Accountants

99.1

Audited consolidated financial statements and related notes of PeoplePC Inc. and subsidiaries as of December 31, 2001 and 2000, and for the years ended December 31, 2001 and 2000 and for the period from March 2, 1999 (date of inception) to December 31, 1999

99.2	Unaudited condensed consolidated financial statements of PeoplePC Inc. and subsidiaries for the quarter ended March 31, 2002

99.3	Unaudited pro forma condensed combined statement of operations and related notes of EarthLink, Inc. for the year ended December 31, 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EARTHLINK, INC.
(Registrant)

	By:	/s/ Charles G. Betty
		Name:	Charles G. Betty
		Title:	President, Chief Executive Officer

Date: February 13, 2004